UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

5185 Peachtree Parkway, Suite 370

Norcross, GA 30092-6542

(Address of principal executive offices) (Zip code)

Michael B. Orkin

5185 Peachtree Parkway, Suite 370

Norcross, GA 30092-6541

(Name and Address of Agent for Service)

678-533-7850

Registrant’s Telephone Number, including Area Code

Date of fiscal year end: April 30

Date of reporting period: May 1, 2013 – April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.	Reports to Stockholders.

A NO-LOAD MUTUAL FUND
TICKER SYMBOL: **COAGX**

CALDWELL & ORKIN®

MANAGING FOR RISK
AS WELL AS RETURN

MARKET OPPORTUNITY FUND

ANNUAL REPORT April 30, 2014

Managed By:
C&O FUNDS ADVISOR, INC.
(800) 237-7073 or (678) 533-7850
5185 Peachtree Parkway, Suite 370
Norcross, Georgia 30092-6541

Caldwell & Orkin
Table of Contents	Market Opportunity Fund
April 30, 2014

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Investment Adviser C&O Funds Advisor, Inc. 5185 Peachtree Parkway, Suite 370 Norcross, Georgia 30092-6541 (800) 237-7073	Shareholder Accounts c/o ALPS Fund Services, Inc. P.O. Box 46256 Denver, Colorado 80201 (800) 467-7903

Dear Fellow Shareholder:

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) fell -2.10% in the 6-month period ended April 30, 2014. The S&P 500 Total Return Index (“S&P 500”) gained 8.36% during the same period. For the 12 months ended April 30, 2014, the Fund fell -6.92% while the S&P 500 increased 20.44%. And, since commencement of active management on August 24, 1992 through April 30, 2014, the Fund has generated a 7.92% compound annual return compared to the S&P 500’s 9.43% compound annual return during the same period. The Fund’s total return from August 24, 1992 through April 30, 2014 has been 422.35%, compared to the S&P 500’s total return of 606.24%. Of course, past performance is no guarantee of future results.

Importantly, the Fund has achieved these results while maintaining a low market risk profile and with little reliance on the movement of the stock market (see pages 6, 8, 9 and 10). Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have had almost no correlation (8.08%) with the price movements of the S&P 500 as measured by R, the correlation coefficient. An S&P 500 Index fund has nearly a 100% correlation to the market in any given period. The Fund’s lack of correlation to the market over the long-term indicates that its performance is not attributable to that of the index. Additionally, given the Fund’s low correlation to the S&P 500, deviations in Fund performance relative to the S&P 500’s performance are to be expected. (Statistical computations by Ned Davis Research, Inc.)

Management Discussion and Analysis

Throughout the year-ended April 30, 2014 the manager positioned the Fund in a net long investment positioning that was above the Fund’s historical averages (see the Equity Investment Position chart on page 10). The catalyst for this positioning was the abundance of economic liquidity being pumped into the markets through aggressive monetary policy easing by the Federal Reserve. Given the positive returns of the equity markets, this was a prudent asset allocation decision. However, the stock selection in the long portfolio was a hindrance to Fund performance. Specifically, the Fund’s investments in housing and housing-related securities and in income-producing utilities and natural gas pipeline operators, came under pressure as interest rates experienced a sharp, rapid ascent beginning in May 2013.

The Fund’s gross long exposure at period end was 57.64%, and it fluctuated throughout the year from a low of 22.84% to a high of 75.96%, averaging 49.63%. During this time period the long portfolio underperformed the S&P 500, returning -5.56%. The Fund’s gross short exposure ended the period at -27.34%, fluctuating throughout the year from a low of -7.93% to a high of 27.45%,

Annual Report | April 30, 2014	1

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2014 (Unaudited)

averaging -15.13%. The short portfolio underperformed the inverse of the S&P 500, returning -24.59%. The Fund’s net invested position (longs minus shorts) ended the period at 30.30% net long, fluctuating from 6.39% to 63.96%, and averaging 34.5%. The Fund’s total invested position (longs plus absolute value of the shorts plus puts and calls) ended the period at 84.98%, fluctuating from 39.92% to 92.32%, and averaging 65.62%.

The Fund’s asset allocation fluctuations throughout the year were generally the result of risk control measures. Specifically looking at asset shifts last year, we reduced our long positions (primarily in housing-related equities) in June 2013. We also steadily increased our short exposure from January 2014 – April 2014.

As of April 30, 2014 the long portfolio was broadly diversified with exposure to industries we believe will do well in an environment of accelerating economic growth and decelerating growth in monetary liquidity. Technology was the largest long sector exposure at 5.45%. Specifically, we were long technology companies with real, growing earnings that were trading at reasonable (some even inexpensive) valuations. The Fund had a 5.04% exposure to industrial companies that were benefitting from a growing economy, increasing capital expenditures, improving auto sales and the growing oil and natural gas shale boom. The Fund’s third largest long exposure (at 4.58%) was to media and entertainment companies.

We have steadily increased the allocation to the short portfolio as the environment for short selling has become more hospitable in 2014. Technology companies with suspect business models and high valuation multiples (often on a price-to-revenue basis as there are no earnings) make up the Fund’s largest short industry exposure at -3.16%.

During the year, 9 of our 10 biggest winners were longs. The diversified list includes the financial company The Blackstone Group, LP (BX) and mortgage insurer MGIC Investment Corp (MTG); energy exploration and production company EOG Resources (EOG); apparel and footwear designer Skechers U.S.A. (SKX); semiconductor companies Avago Technologies Ltd. (AVGO) and NXP Semiconductors NV (NXPI); aerospace manufacturer Spirit Aerosystems Holdings, Inc. (SPR); and call options in home improvement company Fortune Brands Home Security Inc. and homebuilder PulteGroup Inc. (PHM). A short position in the iShares MSCI Brazil Capped ETF (EWZ) was also a top contributor to performance.

Three out of five of our biggest losers were shorts. Among these shorts was a home health provider and two for-profit education companies. Homebuilder Lennar Corporation (LEN) and utility company CMS Energy Corp (CMS) were the two longs in the bottom five biggest losers. These stocks came under pressure as interest rates spiked higher in the spring and summer of 2013.

Outlook

Entering this fiscal year, economic liquidity is less bullish. The Federal Reserve is slowly tapering asset purchases at the same time domestic economic growth continues to slowly accelerate. We anticipate this will provide a less-robust backdrop for equity markets, one in which we continue to gain traction in the Fund’s short portfolio.

2	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Markets move in cycles. Our goal in managing the Fund is to outperform over the course of a full market cycle, which includes both bull and bear market phases. Ned Davis Research, Inc. (“NDR”) has computed the bull and bear market cycles for the S&P 500 (“S&P”). Most of their definition focuses on a 20% market move in either direction. Over time, the Fund has underperformed during the bull phase of the full market cycle while outperforming in the bear phase. Meanwhile, the Fund’s drawdowns have been significantly less than the market’s drawdowns. The Fund’s returns have little correlation to market returns.

The Fund has outperformed in four out of the last five full market cycles. The NDR data is shown below:

Bull Market Phase			Bear Market Phase			Full Market Cycle
Start Date	MOF	S&P	Start Date**	MOF	S&P	End Date***	MOF	S&P
8/24/1992*	212.19%	230.03%	7/17/1998	4.01%	-19.19%	8/31/1998	224.71%	166.69%
8/31/1998	6.02%	62.88%	9/1/2000	14.71%	-35.71%	9/21/2001	21.61%	4.72%
9/21/2001	-5.75%	22.00%	3/19/2002	9.97%	-33.01%	10/9/2002	3.65%	-18.27%
10/9/2002	16.21%	119.38%	10/9/2007	2.20%	-55.26%	3/9/2009	18.77%	-1.85%
3/9/2009	-2.47%	111.33%	4/29/2011	0.46%	-18.72%	10/3/2011	-2.02%	71.76%

*	The first bull market phase began 10/11/1990, but the table begins with 8/24/1992, which coincides with commencement of active management of the Caldwell & Orkin Market Opportunity Fund.
**	The bear market start date is the bull market’s end date.
***	A full market cycle runs from the bull market start date to the full market cycle end date.

Sincerely,

Michael B. Orkin, CFA

Portfolio Manager and Chief Investment Officer

Annual Report | April 30, 2014	3

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Disclosure

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Our philosophy in managing the Fund is to focus on risk as well as return. We use active asset allocation - the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and attempting to replace the borrowed securities in the future at a lower price), options, bonds and cash equivalents - to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). The Fund may hold up to 60% of its net assets in short positions at any time and also invest in options. Short positions and put options are employed with the intent of making money when those stocks we judge to be mispriced fall. When we use short positions or put options, the Fund’s portfolio is considered to be “hedged,” so that it is not fully exposed to the price movements and volatility of the broader market. Our asset allocation determinations are primarily based on our perception of risk in the marketplace. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

The Fund’s disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover. High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. Higher turnover may also result in higher brokerage costs for the Fund. The Fund’s turnover rate will typically exceed 100% per year, and will not be a limiting factor when we deem change appropriate. Fund holdings, industry and asset allocations are subject to change without notice. The Fund may or may not have a position in any of the companies mentioned in this commentary as of the date of this report.

An investment in the Fund involves risk, including the loss of principal. Additionally, there are certain risks inherent in investing in the Fund, including market risk, short sale risk, interest rate risk, business risk, small company risk, market valuation risk, political risk, and portfolio turnover risk. For a complete discussion of these risks, you may request a copy of the Fund’s prospectus by calling 800-237-7073. The Fund uses aggressive investment strategies (including short positions and options) that have the potential for yielding high returns; however, these strategies may also result in losses. Stocks sold short have unlimited risk. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Options are not suitable for all investors.

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return Index.

Distributed by ALPS Distributors, Inc., Member FINRA/SIPC

1290 Broadway, Suite 1100, Denver, CO 80203

4	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Statistical Risk Definitions:

Correlation Coefficient (R): R is a statistical measure of correlation. In this report, R is a measurement of investment risk that indicates how closely performance is linked to the broad market – it quantifies the degree to which a fund’s performance correlates with the performance of a benchmark. R can vary between 100% (perfect positive correlation) and –100% (perfect negative correlation). 0% represents no correlation. An R of 100% means that all movements of a fund are fully explained by movements in its benchmark index. Conversely, a low R indicates that very few of the fund’s movements are explained by movements in its benchmark index, and a negative R indicates a fund’s movements are inversely correlated with its benchmark index.

Coefficient of Determination (R-Square): R-Square, also represented as R2, is another measurement of investment risk that quantifies the degree to which a fund’s performance correlates with the performance of its benchmark index. R-Square is calculated by multiplying the Correlation Coefficient (R) by itself, and is therefore always positive. R-Square can vary between 0% (no correlation) and 100% (perfect correlation). The higher the value of R-Square, the greater the degree of correlation between the fund and its benchmark index. R-squared does not take into account the direction of the correlation (positive or negative), therefore R-Squared is not able to reflect inverse correlation between a fund and its benchmark index.

Beta: A measure of a fund’s sensitivity to market movements. Usually the higher betas represent riskier investments. When correlation is low, beta has minimal, if any, significance.

Standard deviation: A statistical measure of dispersion about an average, indicating the volatility of a fund’s total returns.

Sharpe Ratio: The Sharpe Ratio is calculated by subtracting the risk-free (T-bill) rate of return from a portfolio’s total return and then dividing this by its standard deviation. The resulting fraction can be thought of as return per unit of risk. The higher a portfolio’s Sharpe Ratio, the better the risk-adjusted performance.

Semi-variance: A measure of a fund’s downside (negative return) volatility relative to a benchmark. Lower numbers are associated with less risk.

Index Definition:

S&P 500 Total Return Index: The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

Annual Report | April 30, 2014	5

Caldwell & Orkin Market Opportunity Fund	Performance Summary
April 30, 2014 (Unaudited)

Fiscal Year Ended April 30,	C&O Market Opportunity Fund(1)	S&P 500 Total Return Index(2)	Fiscal Year Ended April 30,	C&O Market Opportunity Fund(1)	S&P 500 Total Return Index(2)
1993*	15.09%	9.24%	2004	-3.55%	22.88%
1993**	21.09%	9.18%	2005	-0.17%	6.34%
1994	16.48%	5.32%	2006	-2.74%	15.42%
1995	-2.28%	17.47%	2007	15.31%	15.24%
1996	31.80%	30.21%	2008	17.92%	-4.68%
1997	23.24%	25.13%	2009	4.73%	-35.31%
1998	25.77%	41.07%	2010	-7.40%	38.84%
1999	19.43%	21.82%	2011	0.41%	17.22%
2000	-0.02%	10.13%	2012	4.95%	4.76%
2001	11.43%	-12.97%	2013	11.72%	16.89%
2002	1.88%	-12.63%	2014	-6.92%	20.44%
2003	1.12%	-13.31%

Total Return Through April 30, 2014			Average Annual Returns Through April 30, 2014
6 months ended	-2.10%	8.36%	One Year	-6.92%	20.44%
12 months ended	-6.92%	20.44%	Three Years	2.96%	13.83%
Since 8/24/92(3)	422.35%	606.24%	Five Years	0.30%	19.14%
			Ten Years	3.45%	7.67%
			Fifteen Years	2.98%	4.25%
			Twenty Years	6.77%	9.50%
			Since 8/24/92(3)	7.92%	9.43%

Total annualized Fund operating expenses for the Fund’s fiscal year ended April 30, 2014 were 1.73%, or 1.29% before interest expenses and dividend expenses related to short sales. These figures exclude Acquired Fund Fees and Expenses of 0.04%. Additional information about the Fund’s fees and expenses is available in the Fund’s prospectus.

Net Asset Allocation
April 30, 2014†

6	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Performance Summary
April 30, 2014 (Unaudited)

Net Asset Allocation October 31, 2013†

[1]

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-377-7073 or visit www.CaldwellOrkin.com for current month-end performance. The Fund’s performance assumes the reinvestment of dividends and capital gains, if any. Fund holdings, industry and asset allocations are subject to change without notice. The Fund may or may not have a position in any of the companies mentioned in this report as of the date of this report. See additional important disclosures on pages 4 and 5.

[2]

Investors should expect that the Fund’s performance may fluctuate independently of stock market indices, such as the S&P 500 Total Return index. The S&P 500 Total Return index is a widely recognized unmanaged index of 500 common stock prices adjusted to reflect the reinvestment of dividends and distributions. You may not invest directly in an index.

[3]

Effective August 24, 1992, the Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

†	As a percentage of net assets plus the absolute value of securities sold short.
*	For the full fiscal year ended April 30, 1993.
**	From August 24, 1992 through April 30, 1993 - the portion of the year using the active investment management style of C&O Funds Advisor, Inc., the manager of the Fund.

Annual Report | April 30, 2014	7

Caldwell & Orkin Market Opportunity Fund	Statistical Risk Profile
April 30, 2014 (Unaudited)

Ten Worst S&P 500 Total Return Days

Date	C&O MOF	S&P 500	Variance
10/15/2008	-1.47%	-9.02%	7.55%
12/1/2008	-1.58%	-8.92%	7.34%	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index on all ten of the ten worst days, and was positive on two of the ten days.
9/29/2008	-0.37%	-8.78%	8.41%
10/9/2008	-2.12%	-7.61%	5.49%
10/27/1997	-1.60%	-6.89%	5.29%
8/31/1998	0.42%	-6.79%	7.21%
11/20/2008	0.23%	-6.70%	6.93%
8/8/2011	-0.63%	-6.66%	6.03%
11/19/2008	-0.28%	-6.10%	5.82%
10/22/2008	-1.11%	-6.09%	4.98%

Ten Worst S&P 500 Total Return Weeks

Week Ending	C&O MOF	S&P 500	Variance
10/10/2008	-2.71%	-18.14%	15.43%
9/21/2001	1.62%	-11.57%	13.19%	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index in all ten of the ten worst weeks, and was positive in seven of those weeks.
4/14/2000	4.51%	-10.52%	15.03%
10/3/2008	1.82%	-9.33%	11.15%
11/21/2008	0.55%	-8.33%	8.88%
7/19/2002	0.64%	-7.96%	8.60%
8/5/2011	-0.78%	-7.15%	6.37%
3/6/2009	-0.88%	-6.96%	6.08%
7/12/2002	1.02%	-6.81%	7.83%
2/20/2009	0.19%	-6.80%	6.99%

Ten Worst S&P 500 Total Return Months

Month	C&O MOF	S&P 500	Variance
10/31/2008	2.86%	-16.74%	19.60%
8/31/1998	3.11%	-14.46%	17.57%	The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index in all ten of the ten worst months, and was positive in seven of those months.
9/30/2002	2.10%	-10.86%	12.96%
2/28/2009	0.29%	-10.71%	11.00%
2/28/2001	4.78%	-9.13%	13.91%
9/30/2008	-0.42%	-8.89%	8.47%
6/30/2008	4.84%	-8.43%	13.27%
1/31/2009	-0.73%	-8.30%	7.57%
9/30/2001	3.28%	-8.06%	11.34%
5/31/2010	-2.56%	-8.04%	5.48%

Short selling began May 2, 1994. Past performance is no guarantee of future results. See additional important disclosures on pages 4 and 5. Computations by Ned Davis Research, Inc.

8	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Statistical Risk Profile
April 30, 2014 (Unaudited)

Ten Worst Drawdowns

Caldwell & Orkin Market Opportunity Fund			S&P 500 Total Return Index

Date Range	C&O MOF	S&P 500	Date Range	C&O MOF	S&P 500

01/17/2008 - 05/07/2010	-15.68%	-11.68%	10/09/2007 - 03/09/2009	-0.61%	-55.26%

10/09/2002 - 05/25/2006	-13.62%	74.17%	03/24/2000 - 10/09/2002	28.57%	-47.41%

04/12/1999 - 11/23/1999	-13.30%	4.23%	07/17/1998 - 08/31/1998	4.02%	-19.19%

05/17/2013 - 04/11/2014	-10.22%	10.82%	04/29/2011 - 10/03/2011	0.47%	-18.72%

03/18/1994 - 08/25/1994	-8.56%	0.63%	04/23/2010 - 07/02/2010	-1.52%	-15.67%

05/26/2000 - 06/07/2000	-8.14%	6.81%	11/27/2002 - 03/11/2003	2.19%	-14.28%

12/29/2000 - 01/19/2001	-8.06%	1.75%	07/16/1999 - 10/15/1999	-0.45%	-11.78%

04/04/2001 - 03/11/2002	-8.03%	7.22%	10/07/1997 - 10/27/1997	0.18%	-10.74%

03/15/1993 - 04/26/1993	-7.83%	-3.65%	09/23/1998 - 10/08/1998	2.02%	-9.94%

04/10/2007 - 05/24/2007	-7.14%	4.31%	04/02/2012 - 06/01/2012	-1.27%	-9.63%

Statistical Risk Measurements
8/24/1992 through 4/30/14 (daily data)

	C&O MOF	S&P 500

Coefficient of Determination (R-Square)	0.65%	100.00%

Correlation Coefficient “R”	8.08%	100.00%

Beta	0.036	1.000

Standard Deviation	0.520	1.18

Sharpe Ratio	0.61	0.42

Semi-Variance	0.13	0.68

Performance During the Last Three Market Downturns of 20% or More

	C&O MOF	S&P 500

01/06/2009 - 03/09/2009	-3.42%	-27.19%

10/09/2007 - 11/20/2008	4.27%	-50.73%

01/04/2002 - 10/09/2002	7.20%	-32.95%

Short selling began May 2, 1994. Past performance is no guarantee of future results. See additional important disclosures on pages 4 and 5. Computations by Ned Davis Research, Inc.

Annual Report | April 30, 2014	9

Caldwell & Orkin Market Opportunity Fund	Growth of $10,000
April 30, 2014 (Unaudited)

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 Total Return  Index

Since Commencement of Active Style of Investment Management Results of a Hypothetical $10,000 Investment August 24, 1992 through April 30, 2014.

Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on pages 4 and 5.

10	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, November 1, 2013 through April 30, 2014. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2014	11

Caldwell & Orkin Market Opportunity Fund	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

	Beginning Account Value 11/01/2013	Ending Account Value 04/30/2014	Expense Ratio[1]	Expenses Paid During Period[2]
Actual[3]	$1,000.00	$979.00	1.78%	$8.73
Hypothetical (5% return before expenses)[4]	$1,000.00	$1,015.97	1.78%	$8.90

[1]	The annualized expense ratio reflects actual expenses from the Fund from November 1, 2013 through April 30, 2014, as a percentage of average net assets for that period.
[2]

Expenses are equal to the Caldwell & Orkin Market Opportunity Fund’s annualized expense ratio of 1.78% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365 (to reflect the half- year period.)

[3]	Excluding interest expense and dividend expense from short positions, your actual cost of investment in the Fund would be $6.53.
[4]	Excluding interest expense and dividend expense from short positions, your hypothetical cost of investment in the Fund would be $6.66.

12	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Sector Diversification
April 30, 2014 (Unaudited)

The following table presents the Caldwell & Orkin Market Opportunity Fund’s 4/30/2014 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

	Long	Short	Total (1)	Net (2)

Diversified Manufacturing Operations	3.93%		3.93%	3.93%

Multi-Media	3.04%		3.04%	3.04%

Transportation - Rail	3.01%		3.01%	3.01%

Chemicals-Diversified	2.61%		2.61%	2.61%

Retail - Restaurants	2.57%		2.57%	2.57%

Applications Software	2.12%		2.12%	2.12%

Beverages - Wine/Spirts	2.06%		2.06%	2.06%

Pipelines	2.04%		2.04%	2.04%

Aerospace/Defense	2.03%		2.03%	2.03%

Retail - Apparel/Shoe	2.54%	-0.87%	3.41%	1.67%

Building - Residential /Commercial	1.50%		1.50%	1.50%

Oil & Gas Companies - Exploration & Production	1.35%		1.35%	1.35%

Medical - Wholesale Drug Distribution	1.32%		1.32%	1.32%

Automotive - Truck Parts & Equipment	1.19%		1.19%	1.19%

Aerospace/Defense - Equipment	1.17%		1.17%	1.17%

Non-Hazardous Waste Disposal	1.08%		1.08%	1.08%

Electric - Integrated	1.07%		1.07%	1.07%

Retail - Building Products	1.07%		1.07%	1.07%

Medical - Biomedical/Genetics	1.06%		1.06%	1.06%

Publishing - Newspapers	1.06%		1.06%	1.06%

Engines - Internal Combustion	1.05%		1.05%	1.05%

Rental - Auto/Equipment	1.04%		1.04%	1.04%

Metal - Aluminum	1.02%		1.02%	1.02%

Computers - Memory Devices	1.00%		1.00%	1.00%

Containers- Paper/Plastic	0.97%		0.97%	0.97%

Leisure & Recreation Products	0.94%		0.94%	0.94%

Semiconductor Components - Integrated Circuit Devices	0.84%		0.84%	0.84%

Building Production- Cement/Aggregate	0.74%		0.74%	0.74%

Computers Aided Design	0.59%		0.59%	0.59%

Commercial Banks	0.55%		0.55%	0.55%

Retail - Jewelry	0.55%		0.55%	0.55%

Engineering/R&D Services	0.53%		0.53%	0.53%

Retail - Auto Parts	0.53%		0.53%	0.53%

Television	0.51%		0.51%	0.51%

Electronic Components - Semiconductors	0.46%		0.46%	0.46%

Coal	0.44%		0.44%	0.44%

Building & Construction Products - Miscellaneous	0.29%		0.29%	0.29%

Financial Guarantee Insurance	0.29%		0.29%	0.29%

Textile - Home Furnishings	0.22%		0.22%	0.22%

Metal - Diversified	0.21%		0.21%	0.21%

Broadcast Services/Programming	0.10%		0.10%	0.10%

Semiconductor Equipment	0.10%		0.10%	0.10%

Computers	0.04%		0.04%	0.04%

Annual Report | April 30, 2014	13

Caldwell & Orkin Market Opportunity Fund	Sector Diversification
April 30, 2014 (Unaudited)

	Long	Short	Total (1)	Net (2)

Investment Management/Advisory Services		-0.00%*	-0.00%*	-0.00%*

E-Commerce/Services	0.21%	-0.26%	0.47%	-0.05%

E - Marketing/Information		-0.09%	0.09%	-0.09%

Vitamins & Nutrition Products		-0.21%	0.21%	-0.21%

Medical - Hospitals		-0.22%	0.22%	-0.22%

Diversified Minerals	0.46%	-0.72%	1.18%	-0.26%

Web Hosting/Design		-0.30%	0.30%	-0.30%

Retail - Automobile		-0.31%	0.31%	-0.31%

Retail - Appliances		-0.39%	0.39%	-0.39%

Computers- Integrated Systems		-0.52%	0.52%	-0.52%

Finance - Other Services		-0.52%	0.52%	-0.52%

Commercial Banks Non- U.S.		-0.53%	0.53%	-0.53%

Finance - Consumer Loans		-0.61%	0.61%	-0.61%

Commercial Services - France		-0.79%	0.79%	-0.79%

Retail - Pet Food & Supplies		-0.81%	0.81%	-0.81%

Medical - Outpatient/Home Medical Care	0.10%	-1.01%	1.11%	-0.91%

Retail - Pawn Shops		-1.00%	1.00%	-1.00%

Security Services		-1.00%	1.00%	-1.00%

Food- Retail	0.58%	-1.58%	2.16%	-1.00%

Retail - Sporting Goods		-1.06%	1.06%	-1.06%

Web Portals/ISP	0.47%	-1.80%	2.27%	-1.33%

Steel - Producers		-1.45%	1.45%	-1.45%

E-Commerce/Products		-1.99%	1.99%	-1.99%

Toys		-2.04%	2.04%	-2.04%

Oil & Gas Drilling	0.65%	-2.76%	3.41%	-2.11%

Schools		-2.82%	2.82%	-2.82%

Subtotal Common Stocks (long & short positions)	53.30%	-25.66%	78.96%	27.64%

Exchange Traded Fund - Gold	2.33%		2.33%	2.33%

Exchange Traded Fund - Country Fund - United States	1.26%	-0.44%	1.70%	0.82%

Exchange Traded Fund - Emerging Country		-1.24%	1.24%	-1.24%

Subtotal Exchange-Traded Funds (long & short positions)	3.59%	-1.68%	5.27%	1.91%

Subtotal Equities (long & short positions)	56.89%	-27.34%	84.23%	29.55%

Put Options	0.43%		0.43%

Call Options	0.32%		0.32%

Other Assets less Liabilities	15.02%		15.02%

Total Portfolio Holdings	72.66%	-27.34%	100.00%

*	Less than (0.005)% of net assets.
(1)	Total exposure is Long exposure plus the absolute value of the Short exposure.
(2)	Net exposure is Long exposure less Short exposure.

14	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2014

	Shares	Value (Note 1)

LONG INVESTMENTS (57.64%)
COMMON STOCKS (53.30%)
Aerospace/Defense (2.03%)
Boeing Co.	26,100	$3,367,422

Aerospace/Defense - Equipment (1.17%)
United Technologies Corp.	16,400	1,940,612

Applications Software (2.12%)
Microsoft Corp.	86,700	3,502,680

Auto/Truck Parts & Equipment - Original (1.19%)
Delphi Automotive PLC	29,400	1,965,096

Beverages - Wine/Spirits (2.06%)
Constellation Brands, Inc.[1]	42,700	3,409,168

Broadcast Services/Programming (0.10%)
World Wrestling Entertainment, Inc. - Class A	8,700	169,650

Building - Residential/Commercial (1.50%)
DR Horton, Inc.	37,300	831,044
Lennar Corp. - Class A	42,900	1,655,511

		2,486,555

Building & Construction Production - Miscellaneous (0.29%)
Caesarstone Sdot-Yam, Ltd.	9,300	485,274

Building Production - Cement/Aggregate (0.74%)
Cemex SAB de CV - Sponsored ADR[1]	26,832	339,157
Eagle Materials, Inc.	6,300	524,979
Vulcan Materials Co.	5,600	361,368

		1,225,504

Chemicals - Diversified (2.61%)
Dow Chemical Co.	51,300	2,559,870
PPG Industries, Inc.	9,100	1,761,942

		4,321,812

Coal (0.44%)
Cloud Peak Energy, Inc.[1]	36,600	720,654

Annual Report | April 30, 2014	15

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2014

	Shares	Value (Note 1)

Commercial Banks (0.55%)
Regions Financial Corp.	89,000	$902,460

Computer Aided Design (0.59%)
Autodesk, Inc.[1]	20,500	984,410

Computers (0.04%)
Apple, Inc.	100	59,009

Computers - Memory Devices (1.00%)
SanDisk Corp.	19,400	1,648,418

Containers - Paper/Plastic (0.97%)
Sealed Air Corp.	46,700	1,602,277

Diversified Manufacturing Operations (3.93%)
Barnes Group, Inc.	5,300	204,156
Eaton Corp. PLC	23,100	1,677,984
Honeywell International, Inc.	29,500	2,740,550
Trinity Industries, Inc.	25,100	1,884,006

		6,506,696

Diversified Minerals (0.46%)
U.S. Silica Holdings, Inc.	16,700	754,339

E - Commerce/Services (0.21%)
Priceline Group, Inc.[1]	300	347,325

Electric - Integrated (1.07%)
Dominion Resources, Inc.	24,300	1,762,722

Electronic Components - Semiconductors (0.46%)
Avago Technologies, Ltd.	11,900	755,650

Engineering/R&D Services (0.53%)
Fluor Corp.	11,700	885,690

Engines - Internal Combustion (1.05%)
Cummins, Inc.	11,500	1,734,775

Financial Guarantee Insurance (0.29%)
MGIC Investment Corp.[1]	55,000	473,000

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2014

	Shares	Value (Note 1)

Food - Retail (0.58%)
Kroger Co.	21,000	$966,840

Leisure & Recreation Products (0.94%)
Brunswick Corp.	38,800	1,559,372

Medical - Biomedical/Genetics (1.06%)
Gilead Sciences, Inc.[1]	22,300	1,750,327

Medical - Outpatient/Home Medical Care (0.10%)
Gentiva Health Services, Inc.[1]	21,400	161,142

Medical - Wholesale Drug Distribution (1.32%)
McKesson Corp.	12,900	2,182,551

Metal - Aluminum (1.02%)
Alcoa, Inc.	124,900	1,682,403

Metal - Diversified (0.21%)
Precision Castparts Corp.	1,400	354,326

Multimedia (3.04%)
Walt Disney Co.	63,400	5,030,156

Non-Hazardous Waste Disposal (1.08%)
Covanta Holding Corp.	96,500	1,780,425

Oil & Gas Companies - Exploration & Production (1.35%)
EOG Resources, Inc.	5,200	509,600
Gulfport Energy Corp.[1]	23,500	1,731,245

		2,240,845

Oil & Gas Drilling (0.65%)
Patterson-UTI Energy, Inc.	33,100	1,076,743

Pipelines (2.04%)
Boardwalk Pipeline Partners LP	210,900	3,368,073

Publishing - Newspapers (1.06%)
Tribune Co.[1]	22,600	1,757,150

Annual Report | April 30, 2014	17

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2014

	Shares	Value (Note 1)

Rental - Auto/Equipment (1.04%)
United Rentals, Inc.[1]	18,400	$1,726,472

Retail - Apparel/Shoe (2.54%)
Finish Line, Inc. - Class A	64,600	1,778,438
Nike, Inc. - Class B	4,900	357,455
Skechers U.S.A., Inc. - Class A1	50,300	2,061,797

		4,197,690

Retail - Auto Parts (0.53%)
Advance Auto Parts, Inc.	7,300	885,417

Retail - Building Products (1.07%)
Home Depot, Inc.	22,300	1,773,073

Retail - Jewelry (0.55%)
Tiffany & Co.	10,500	918,645

Retail - Restaurants (2.57%)
Buffalo Wild Wings, Inc.[1]	6,300	920,556
Domino’s Pizza, Inc.	44,900	3,339,662

		4,260,218

Semiconductor Components - Integrated Circuit Devices (0.84%)
NXP Semiconductor NV1	23,300	1,389,146

Semiconductor Equipment (0.10%)
Lam Research Corp.	2,900	167,069

Television (0.51%)
CBS Corp. - Class B	14,500	837,520

Textile - Home Furnishings (0.22%)
Mohawk Industries, Inc.[1]	2,700	357,507

Transportation - Rail (3.01%)
Union Pacific Corp.	26,200	4,989,266

18	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2014

			Shares	Value (Note 1)

Web Portals/ISP (0.47%)
Google, Inc. - Class A1			1,450	$775,576

TOTAL COMMON STOCKS
(Cost $84,907,999)				88,199,150

EXCHANGE-TRADED FUNDS (3.59%)
Country Fund - United States (1.26%)
iShares® TIPS Bond ETF			14,700	1,669,626
Market Vectors® Gold Miners ETF			17,200	414,692

				2,084,318

Gold (2.33%)
SPDR® Gold Shares[1]			31,000	3,850,820

TOTAL EXCHANGE-TRADED FUNDS
(Cost $5,897,019)				5,935,138

	Expiration Date	Exercise Price	Number of Contracts	Value (Note 1)

PURCHASED OPTIONS (0.75%)
PURCHASED CALL OPTIONS (0.32%)
Skechers U.S.A., Inc. - Class A	July, 2014	$30.00	445	498,400
Stratasys, Ltd.	June, 2014	125.00	65	3,900
World Wrestling
Entertainment, Inc. - Class A	July, 2014	30.00	717	28,680

TOTAL PURCHASED CALL OPTIONS
(Cost $480,507)				530,980

PURCHASED PUT OPTIONS (0.43%)
Apollo Education Group, Inc.	May, 2014	26.00	340	4,420
Bridgepoint Education, Inc.	May, 2014	18.00	289	59,245
Bridgepoint Education, Inc.	August, 2014	15.00	303	24,240
Diamond Offshore Drilling, Inc.	September, 2014	51.75	457	148,525
iShares® China Large-Cap ETF	August, 2014	36.00	365	98,185
iShares® MSCI Brazil Capped ETF	June, 2014	47.00	1,889	334,353

Annual Report | April 30, 2014	19

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2014

	Expiration Date	Exercise Price	Number of Contracts	Value (Note 1)

PURCHASED PUT OPTIONS (continued)
ITT Educational Services, Inc.	July, 2014	$25.00	184	$46,000

TOTAL PURCHASED PUT OPTIONS
(Cost $978,989)				714,968

TOTAL PURCHASED OPTIONS
(Cost $1,459,496)				1,245,948

TOTAL LONG INVESTMENTS
(Cost $92,264,514)				95,380,236

	7-Day Yield		Shares	Value (Note 1)

SHORT TERM INVESTMENTS (44.38%)
MONEY MARKET FUNDS[2]
JPMorgan 100% U.S. Treasury
Securities Money Market Fund - Capital Shares	0.00% [3]		73,434,108	73,434,108

TOTAL SHORT TERM INVESTMENTS
(Cost $73,434,108)				73,434,108

TOTAL INVESTMENTS - (102.02%)
(Cost $165,698,622)				$168,814,344

Liabilities in Excess of Other Assets (-2.02%)				(3,342,429)

NET ASSETS (100.00%)				$165,471,915

SCHEDULE OF SECURITIES SOLD SHORT			Shares	Value (Note 1)

COMMON STOCKS (-25.66%)
Commercial Banks Non - U.S. (-0.53%)
Bancolombia SA, Sponsored ADR			(15,400)	$(876,722)

Commercial Services - Finance (-0.79%)
Alliance Data Systems Corp.			(1,900)	(459,610)
Green Dot Corp. - Class A			(49,100)	(852,867)

				(1,312,477)

Computers - Integrated Systems (-0.52%)
Teradata Corp.			(18,900)	(859,194)

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2014

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value (Note 1)

Diversified Manufacturing Operations (-0.72%)
AO Smith Corp.	(25,600)	$(1,197,056)

E - Commerce/Products (-1.99%)
Amazon.com, Inc.	(3,400)	(1,034,042)
MercadoLibre, Inc.	(9,500)	(886,065)
Shutterfly, Inc.	(33,400)	(1,367,062)

		(3,287,169)

E - Commerce/Services (-0.26%)
Angie’s List, Inc.	(38,000)	(429,780)

E - Marketing/Information (-0.09%)
Liquidity Services, Inc.	(9,000)	(155,250)

Finance - Consumer Loans (-0.61%)
Ocwen Financial Corp.	(26,700)	(1,011,930)

Finance - Other Services (-0.52%)
NASDAQ OMX Group, Inc.	(23,300)	(859,770)

Food - Retail (-1.58%)
Fresh Market, Inc.	(38,600)	(1,432,060)
Whole Foods Market, Inc.	(23,800)	(1,182,860)

		(2,614,920)

Investment Management/Advisory Services (-0.00%)†
Noah Holdings, Ltd. - Sponsored ADR	(100)	(1,346)

Medical - Hospitals (-0.22%)
Community Health Systems, Inc.	(9,500)	(359,955)

Medical - Outpatient/Home Medical Care (-1.01%)
Amedisys, Inc.	(122,700)	(1,672,401)

Oil & Gas Drilling (-2.76%)
Atwood Oceanics, Inc.	(12,000)	(594,720)
Diamond Offshore Drilling, Inc.	(9,800)	(535,178)
Ensco PLC - Class A	(6,700)	(338,015)
Noble Corp. PLC	(55,900)	(1,722,279)
Transocean, Ltd.	(32,100)	(1,382,547)

		(4,572,739)

Annual Report | April 30, 2014	21

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2014

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value (Note 1)

Retail - Apparel/Shoe (-0.87%)
Coach, Inc.	(3,800)	$(169,670)
Lululemon Athletica, Inc.	(27,500)	(1,263,075)

		(1,432,745)

Retail - Appliances (-0.39%)
Conn’s, Inc.	(14,400)	(636,912)

Retail - Automobile (-0.31%)
Group 1 Automotive, Inc.	(2,800)	(201,964)
Sonic Automotive, Inc. - Class A	(13,100)	(318,854)

		(520,818)

Retail - Pawn Shops (-1.00%)
Cash America International, Inc.	(37,900)	(1,650,545)

Retail - Pet Food & Supplies (-0.81%)
PetSmart, Inc.	(19,900)	(1,346,832)

Retail - Sporting Goods (-1.06%)
Cabela’s, Inc.	(26,800)	(1,758,348)

Schools (-2.82%)
Bridgepoint Education, Inc.	(65,400)	(1,036,590)
Capella Education Co.	(2,900)	(169,244)
Career Education Corp.	(72,900)	(526,338)
Corinthian Colleges, Inc.	(291,600)	(335,340)
DeVry Education Group, Inc.	(10,400)	(468,312)
ITT Educational Services, Inc.	(78,900)	(2,130,300)

		(4,666,124)

Security Services (-1.00%)
ADT Corp.	(54,800)	(1,657,152)

Steel - Producers (-1.45%)
Cia Siderurgica Nacional SA - Sponsored ADR	(341,500)	(1,321,605)
Gerdau SA - Sponsored ADR	(178,000)	(1,069,780)

		(2,391,385)

Toys (-2.04%)
LeapFrog Enterprises, Inc.	(238,300)	(1,632,355)

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Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2014

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value (Note 1)

Toys (continued)
Mattel, Inc.	(44,300)	$(1,737,225)

		(3,369,580)

Vitamins & Nutrition Products (-0.21%)
Herbalife, Ltd.	(5,700)	(341,886)

Web Hosting/Design (-0.30%)
Rackspace Hosting, Inc.	(17,300)	(502,046)

Web Portals/ISP (-1.80%)
Trulia, Inc.	(34,200)	(1,162,800)
Yahoo!, Inc.	(50,500)	(1,815,475)

		(2,978,275)

TOTAL COMMON STOCKS
(Proceeds $46,957,741)		(42,463,357)

EXCHANGE-TRADED FUNDS (-1.68%)
Country Fund - United States (-0.44%)
SPDR® Barclays High Yield Bond ETF	(17,600)	(727,760)

Emerging Country (-1.24%)
iShares® FTSE China 25 Index Fund	(24,400)	(852,292)
iShares® MSCI Turkey Index Fund	(100)	(5,321)
WisdomTree® India Earnings Fund	(62,600)	(1,195,660)

		(2,053,273)

TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,692,273)		(2,781,033)

TOTAL SECURITIES SOLD SHORT
(Proceeds $49,650,014)		$(45,244,390)

[1]	Non-Income Producing Security.
[2]	A portion of the Money Market Fund assets are held as collateral for short sales activity. At April 30, 2014, the amount held as collateral was $62,170,022.
[3]	Amount represents less than 0.005%.
†	Less than 0.005% of net assets.

Annual Report | April 30, 2014	23

Caldwell & Orkin Market Opportunity Fund	Schedule of Investments
April 30, 2014

Common Abbreviations:

ADR - American Depositary Receipts

ETF - Exchange-Traded Fund

FTSE - Financial Times and the London Stock Exchange

LP - Limited Partnership

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law

SAB de CV - A variable capital company

SPDR - Standard and Poor’s Depositary Receipt

 See accompanying notes to financial statements.

24	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Statement of Assets & Liabilities
April 30, 2014

ASSETS
Investments at value (cost $165,698,622)	$168,814,344
Deposits with brokers for securities sold short	49,133,734
Receivables:
Investment securities sold	6,877,873
Dividends	1,716
Capital shares sold	34,807
Other assets	25,707

Total Assets	224,888,181

LIABILITIES
Securities sold short, not yet purchased (proceeds $49,650,014)	45,244,390
Payables:
Investment securities purchased	13,499,477
Capital shares redeemed	422,258
Dividends payable - short sales	18,759
Investment advisory fee	139,886
Accrued expenses and other liabilities	91,496

Total Liabilities	59,416,266

Net Assets	$165,471,915

COMPOSITION OF NET ASSETS
Paid-in capital applicable to 7,924,770 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	$162,562,903
Undistributed net investment loss	(1,037,874)
Accumulated net realized loss on investments and securities sold short	(3,574,460)
Net unrealized appreciation of investments and securities sold short	7,521,346

$165,471,915

NET ASSET VALUE AND OFFERING/REDEMPTION PRICE PER SHARE	$20.88

  See accompanying notes to financial statements.

Annual Report | April 30, 2014	25

Caldwell & Orkin Market Opportunity Fund	Statement of Operations
For the Year Ended April 30, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $28,251)	$1,644,294

Total Investment Income	1,644,294

EXPENSES
Investment advisory fees (Note 2)	2,212,580
Interest expense	667,454
Dividend expense on securities sold short	294,074
Transfer agent fees	174,969
Administration and accounting fees (Note 2)	167,354
Directors’ fees and expenses	77,410
Professional fees	71,208
Insurance expense	50,595
Custodian fees	34,497
Blue sky servicing fees	32,482
Chief compliance officer expense	30,000
Shareholder report printing	23,222
Other expenses	18,230

Total Expenses before waiver	3,854,075
Less fees waived by Administrator (Note 2)	(29,999)

Total net expenses	3,824,076

Net Investment Loss	(2,179,782)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	23,286,619
Net realized loss on securities sold short	(10,784,754)
Change in unrealized depreciation on investments	(26,874,257)
Change in unrealized appreciation on securities sold short	84,068

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SECURITIES SOLD SHORT	(14,288,324)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,468,106)

  See accompanying notes to financial statements.

26	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(2,179,782)	$(2,174,136)
Net realized gain on investments and securities sold short	12,501,865	21,766,866
Change in net unrealized appreciation/(depreciation) of investments and securities sold short	(26,790,189)	8,067,595

	(16,468,106)	27,660,325

DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net realized gain on investments	(5,045,803)	–

Total Distributions	(5,045,803)	–

DECREASE IN NET ASSETS FROM COMMON STOCK TRANSACTIONS:
Net proceeds from sale of shares	29,641,145	47,493,893
Reinvested distributions	4,553,433	–
Cost of shares redeemed	(108,198,715)	(66,216,547)
Redemption fee proceeds (Note 1)	74,120	71,124

Net decrease in net assets resulting from capital share transactions	(73,930,017)	(18,651,530)

INCREASE/(DECREASE) IN NET ASSETS	(95,443,926)	9,008,795

NET ASSETS
Beginning of year	260,915,841	251,907,046

End of year (including undistributed net investment loss of $(1,037,874) and $(312,429), respectively)	$165,471,915	$260,915,841

  See accompanying notes to financial statements.

Annual Report | April 30, 2014	27

Caldwell & Orkin Market Opportunity Fund	Financial Highlights

For a capital share outstanding throughout each year.

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010

PER SHARE DATA:
Net asset value, beginning of year	$22.97	$20.56	$19.59	$19.51	$21.24
Income/(loss) from investment operations:
Net Investment loss	(0.29)	(0.20)	(0.28)	(0.30)	(0.16)
Net realized and unrealized gain/(loss) on investments	(1.30)	2.60	1.24	0.36	(1.43)

Total from Investment Operations	(1.59)	2.40	0.96	0.06	(1.59)

LESS DISTRIBUTIONS:
From net realized gain on investments	(0.51)	–	–	–	(0.16)

Total Distributions	(0.51)	–	–	–	(0.16)

Redemption fee proceeds	0.01	0.01	0.01	0.02	0.02

Net asset value, end of year	$20.88	$22.97	$20.56	$19.59	$19.51

Total Return	(6.92%)	11.72%	4.95%	0.41%	(7.40%)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$165,472	$260,916	$251,907	$332,724	$395,074
Ratios to Average Net Assets:
Management fees	1.00%	1.00%	0.99%	0.97%	0.83%
Administrative fees	0.29%	0.27%	0.27%	0.22%	0.20%

Expenses before dividends on securities sold short and interest expense	1.29%	1.27%	1.26%	1.19%	1.03%
Interest expense	0.30%	0.46%	0.43%	0.51%	0.31%
Expenses from dividends on securities sold short	0.14%	0.26%	0.43%	0.34%	0.29%

Ratio of total expenses(1)	1.73%(2)	1.99%(2)	2.12%(2)	2.04%(2)	1.63%(2)

Ratio of net investment loss	(0.98%)(2)	(0.87%)(2)	(1.27%)(2)	(1.36%)(2)	(0.82%)(2)
Portfolio turnover rate	657%	352%	517%	493%	662%

(1)	The ratio of expenses to average net assets and net investment income/(loss) to average net assets do not reflect the expenses of other investment companies.
(2)

The ratio of total expenses to average net assets and ratio of net investment loss include fees waived by Fund’s Administrator in the amount of 0.01%, 0.01%, 0.01%, 0.01% and less than 0.005%, respectively, for the years ended April 30, 2014, 2013, 2012, 2011 and 2010, respectively.

  See accompanying notes to financial statements.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2014

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. C&O Funds Advisor, Inc. (the “Adviser”) uses a catalyst-driven, multi-dimensional, disciplined investment process focusing on active asset allocation, security selection and surveillance to achieve the Fund’s investment objective. The Adviser’s philosophy in managing the Fund is to focus on risk as well as return.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price is used for a value instead. Debt securities, other than short-term investments, are valued at the price provided by an independent pricing service. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing

Annual Report | April 30, 2014	29

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2014

the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at measurement date.

Level 2 –

Quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset of liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$88,199,150	$–	$–	$88,199,150
Exchange-Traded Funds	5,935,138	–	–	5,935,138
Purchased Options	1,129,883	116,065	–	1,245,948
Short Term Investments	73,434,108	–	–	73,434,108

TOTAL	$168,698,279	$116,065	$–	$168,814,344

Other Financial Instruments*

Liabilities
Securities Sold Short
Common Stocks	$(42,463,357)	$–	$–	$(42,463,357)
Exchange-Traded Funds	(2,781,033)	–	–	(2,781,033)

TOTAL	$(45,244,390)	$–	$–	$(45,244,390)

During the year ended April 30, 2014, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of all levels as of the end of the reporting period. All securities of the Fund were valued using either Level 1 or Level 2 inputs during the year ended April 30, 2014.

*	For detailed industry descriptions, see the accompanying Schedule of Investments.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2014

Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”), modifying Accounting Standards Codification (“ASC”) 946. The modifications were a result of a joint effort by the FASB and the International Accounting Standards Board to develop a consistent approach for determining whether an entity is an investment company for which fair value of investments is the most relevant measurement. ASU 2013-08 requires reporting entities to disclose that it is an investment company and is applying the guidance as set forth in ASC 946, to disclose any changes in, and the reasons for, its status as an investment company and to disclose information related to whether it has provided or is contractually required to provide financial support to any of its investees. The effective date of ASU 2013-08 is for interim and annual periods beginning after December 15, 2013. At this time, management is evaluating the implications of this requirement and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Use of Derivatives

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities. The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract holder. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Purchasing Put and Call Options: The Fund may invest in options on securities and indices, and use such securities either to hedge risk or enhance the long positions in the Fund’s portfolio.

By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the

Annual Report | April 30, 2014	31

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2014

secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if security prices fall. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options: The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates some of the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund did not transact in any written options during the fiscal year ended April 30, 2014.

The following discloses the amounts related to the Fund’s use of derivative instruments and hedging activities.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2014

The effect of derivative instruments on the Statement of Assets and Liabilities as of April 30, 2014:

Asset Derivatives Derivatives not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Market Value

Purchased Options (Equity Contracts)	Investments, at value	$1,245,948

Total		$1,245,948

The effect of derivative instruments on the Statement of Operations for the fiscal year ended April 30, 2014:

Derivatives not Accounted for as Hedging Instruments	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income

Purchased Options (Equity Contracts)	Net realized gain on investments	$(2,842,041)
	Change in unrealized depreciation on investments		$(500,079)

Total		$(2,842,041)	$(500,079)

Significant Ownership Concentration

At April 30, 2014, the Fund invested 44.38% total net assets in the JPMorgan 100% U.S. Treasury Securities Money Market Fund Capital Class (CJTXX). The Fund uses the money market instrument as a vehicle for holding collateral related to securities sold short. As stated in the Fund’s prospectus, the Fund will typically invest between 0% and 50% of net assets in money market securities and fixed income securities. This portion of the Fund’s portfolio includes cash equivalents (i.e., money market funds or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although generally cash equivalents are emphasized more than bonds. The corporate bonds purchased may have any maturity and be of any rating or quality, as long as Fund management believes it is consistent with the Fund’s investment objective.

The JPMorgan 100% U.S. Treasury Securities Money Market Fund’s objective is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. The JPMorgan 100% U.S. Treasury Securities Money Market Fund invests its assets exclusively in obligations of the U.S. Treasury including treasury bills, bonds and notes.

Fund management considers investments in securities sold short to be part of managed assets, thereby reducing the Fund’s available cash balance. If the absolute value of securities sold short was added to the Fund’s total long positions as of April 30, 2014, total investments would equal 84.98%, as a percentage of net assets. This would result in cash equivalents representing 15.02% of net assets, vs. the 44.38% that is disclosed on the Schedule of Investments. This better illustrates the Fund’s net cash exposure as of April 30, 2014.

Annual Report | April 30, 2014	33

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2014

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the fiscal year ended April 30, 2014, the Fund recorded $74,120 in redemption fee proceeds.

Securities Transactions and Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of and during the fiscal year ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2014

2. COMMITMENTS AND OTHER AGREEMENTS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets

1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets (the “Expense Cap”). No reimbursement was required for the fiscal year ended April 30, 2014.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc.

ALPS Distributors, Inc. (“ADI”) serves as distributor to the Fund. The Fund does not pay ADI for these services.

ALPS Fund Services, Inc. (“ALPS”) provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees paid to ALPS for fund accounting and fund administration services are set at incremental annual rates as follows, and subject to a $160,000 annual minimum:

Administration Fee	Average Daily Net Assets

0.06%	Between $0 - $500 million
0.03%	Between $500 million - $1 billion
0.02%	In excess of $1 billion

The Fund pays ALPS an annual fee of $30,000, made in monthly installments, for services provided pursuant to the Chief Compliance Officer Services Agreement, which became effective October 1, 2012. Prior to October 1, 2012, the Chief Compliance Officer for the Fund was employed by Advisor.

The Fund also pays an annual fee of $30,000 to ALPS, in addition to per account charges and other out of pocket expenses, related to transfer agency services.

In addition to the fee structure set forth above, an annual amount of $30,000 is waived against the administration fee, pursuant to a Distribution Fee Letter Agreement between the Adviser and ADI.

Annual Report | April 30, 2014	35

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2014

3. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of securities, excluding securities sold short and short-term investments during the fiscal year ended April 30, 2014 were as follows:

Fund	Purchases	Sales

Caldwell & Orkin Market Opportunity Fund	$ 754,833,877	$ 825,081,226

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2014, the Fund had approximately 27% of its total net assets in short positions.

For the fiscal year ended April 30, 2014, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $205,210,658 and $204,559,580, respectively.

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Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2014

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

Shares sold	1,351,937	2,223,683
Shares reinvested	214,481	–
Shares reacquired	(5,002,700)	(3,115,853)

Net decrease in shares outstanding	(3,436,282)	(892,170)

5. TAX BASIS INFORMATION

The tax character of the distributions paid by the Fund during the years ended April 30, 2014 and April 30, 2013 were as follows:

Distributions Paid From:	2014	2013

Ordinary Income	$–	$–
Long-term capital gains	5,045,803	–

Total	$5,045,803	$–

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Total Cost of Investments		$170,219,682

Gross Tax Unrealized Appreciation		$1,347,616
Gross Tax Unrealized Depreciation		(2,752,954)
Net Appreciation of Securities Sold Short		4,405,624

Net Tax Unrealized Appreciation		3,000,286
Other Cumulative Effect of Timing Differences		(1,055,699)
Accumulated Capital Gains		964,425

Total Accumulated Earnings		$2,909,012

At April 30, 2014, the Fund had no remaining capital loss carryovers. Capital loss carryovers used during the year ended April 30, 2014 were $6,394,678.

The Fund elects to defer to the year ending April 30, 2015, late year ordinary losses in the amount of $1,037,874.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2014, the Fund increased accumulated net realized loss on investments by $189,090, decreased undistributed net investment loss by $1,454,337 and decreased paid-in capital by $1,265,247. These reclassifications are due to investments in partnerships, commodities, nondeductible dividend expenses and

Annual Report | April 30, 2014	37

Caldwell & Orkin Market Opportunity Fund	Notes to Financial Statements
April 30, 2014

certain other temporary and permanent book and tax reclassifications. Included in the amounts reclassified was a net operating loss of $1,264,553.

Net investment income/(loss), net realized gains/(losses) and unrealized appreciation/(depreciation) differ for financial statement and tax purposes due to differing treatments of, nondeductible dividend expense, commodity adjustments (SPDR Gold Trust), investments in partnerships and certain other investments.

6. RELATED PARTY TRANSACTIONS

As of April 30, 2014, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.81% and 3.49%, respectively. Caldwell & Orkin, Inc. is 100% wholly owned by Michael B. Orkin.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

7. DIRECTOR COMPENSATION

At its December 5, 2013 Board Meeting, the Board of Directors approved the following Director compensation to be effective immediately.

The Fund pays each Director, other than the Independent Chairman, who is not affiliated with the Adviser an annual fee of $15,000 per year, plus $3,500 for each in-person meeting attended and $1,500 for each other meeting attended. The Fund pays the Independent Chairman an annual fee of $19,000 per year, plus $5,250 for each in-person meeting attended and $3,250 for each other meeting attended. The Fund pays the Director serving as Chairman of the Audit Committee an additional annual fee of $2,500. In addition, the Independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting.

Prior to the December 5, 2013 Board Meeting, the Fund paid each Director who is not affiliated with the Adviser an annual fee of $9,000 per year plus $2,500 for each in-person meeting attended and $1,500 for each other meeting attended. The Fund paid the Independent Chairman an annual fee of $13,000 per year, plus $4,250 for each in-person meeting attended and $2,250 for each other meeting attended. The Fund paid the Director serving as Chairman of the Audit Committee an additional annual fee of $2,500. In addition, the Independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting. The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting. The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings. Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund. Accordingly, each Director who is not affiliated with the Adviser receives shares of the Fund with a value equal to the cash compensation they would have otherwise received.

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Caldwell & Orkin Market Opportunity Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

The Caldwell & Orkin Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Caldwell & Orkin Market Opportunity Fund, a series of shares of The Caldwell & Orkin Funds, Inc., (the “Fund”), as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 26, 2014

Annual Report | April 30, 2014	39

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2014 (Unaudited)

Information about the Board of Directors and officers* of the Fund as of April 30, 2014 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541.

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

DISINTERESTED DIRECTORS

Frederick T. Blumer (54) Chairman	Since 1990	Mr. Blumer is the CEO of Vehcon, Inc. and was formerly CEO of X-spand International, Inc. and was formerly Vice President of HUGHES Telematics, Inc.	One	None

David L. Eager (71) Director	Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	None

James L. Underwood (64) Director and Audit Committee Chairman	Since 2006

Mr. Underwood is the Founder and Sole Owner of Underwood Advisors, LLC, an Estate and Financial Planning firm and was formerly a Principal and Shareholder in Windham Brannon P.C. and a member of the Board of Managers of Windham Brannon Financial Group, LLC. Prior to that he was the President of Tarpley & Underwood, P.C. and of Tarpley & Underwood Financial Advisors, LLC.

			One	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

40	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2014 (Unaudited)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTOR

Michael B. Orkin (54)[2] Director, President, Portfolio Manager	Since 1990

Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.

			One	None

OFFICERS WHO ARE NOT DIRECTORS

David R. Bockel, Jr. (37)[3] Treasurer & Ass’t Secretary Secretary & Ass’t Treasurer	Since 2010 2006-2010	Mr. Bockel is a Portfolio Manager for Caldwell & Orkin, Inc., and is a Registered Representative of ALPS Distributors, Inc.	N/A	N/A

Lucas Foss (36)[3] Chief Compliance Officer	Since 2012[4]

Mr. Foss is Deputy Chief Compliance Officer of ALPS Fund Services. Mr. Foss served as a Compliance Manager for ALPS from January 2010 until August 2012 and a Senior Compliance Analyst from June 2006 until December 2009. Prior to joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Mr. Foss is a Certified Securities Compliance Professional (CSCP) and a Registered Representative of ALPS Distributors, Inc. Mr. Foss also serves as Chief Compliance Officer of the Wakefield Alternative Series Trust, the ALPS Series Trust, Boulder Growth & Income Fund, Boulder Total Return Fund, First Opportunity Fund, Inc., and The Denali Fund Inc.

			N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.
[2]	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.
[3]	Registered Representative of ALPS Distributors, Inc.
[4]

Effective October 1, 2012, William C. Horne resigned as Chief Compliance Officer of the Fund. Lucas Foss was appointed as Chief Compliance Officer of the Fund to fill the vacancy of Mr. Horne’s resignation, effective as of October 1, 2012.

Annual Report | April 30, 2014	41

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2014 (Unaudited)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

OFFICERS WHO ARE NOT DIRECTORS (Continued)

Rhonda A. Mills (48)[2] Secretary	Since 2011

Ms. Mills is Vice President and Associate Counsel of ALPS Fund Services, Inc. Prior to joining ALPS in 2011, Ms. Mills served in house with Old Mutual Capital, Inc. in Denver, CO as Counsel, from 2006 through 2009, and as a consultant, through Mills Law, LLC, from 2010 – 2011. Ms. Mills is a Registered Representative of ALPS Distributors, Inc.

			N/A	N/A

Erich Rettinger (28)[3] Assistant Treasurer	Since 2013	Mr. Rettinger serves as a Fund Controller for ALPS Fund Services, Inc. He joined ALPS in 2007 in the Fund Accounting department.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.
[1]	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.
[2]	Registered Representative of ALPS Distributors, Inc.
[3]	Effective December 5, 2013 Erich Rettinger was appointed as Assistant Treasurer of the Fund.

42	1-800-467-7903 | www.CaldwellOrkin.com

Caldwell & Orkin Market Opportunity Fund	Additional Information
April 30, 2014 (Unaudited)

TAX DESIGNATIONS

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $5,045,803 as a long-term capital gain distribution.

In early 2014, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Fund, if any, during the calendar year 2014.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report | April 30, 2014	43

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
Annual Report to Shareholders

BOARD OF DIRECTORS	TRANSFER, REDEMPTION	LEGAL COUNSEL
Frederick T. Blumer,	& DIVIDEND	Paul Hastings LLP
Independent Chairman	DISBURSING AGENT	1170 Peachtree Street, N.E.
Michael B. Orkin, President	ALPS Fund Services, Inc.	Suite 100
David L. Eager	P.O. Box 46256	Atlanta, GA 30309
James L. Underwood	Denver, CO 80201
INDEPENDENT
INVESTMENT ADVISER	CUSTODIAN	DIRECTORS’ COUNSEL
C&O Funds Advisor, Inc.	JPMorgan Chase Bank, N.A.	Arnall Golden Gregory LLP
5185 Peachtree Parkway	1111 Polaris Parkway, Suite 3J	171 17th Street, NW,
Suite 370	Columbus, OH 43240	Suite 2100
Norcross, GA 30092-6541		Atlanta, GA 30363

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2014. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule - The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800 SEC-0330.

Fund Information - For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.CaldwellOrkin.com.

Fund Listings - The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.

Caldwell & Orkin Market Opportunity Fund

5185 Peachtree Parkway, Suite 370

Norcross, GA 30092-6541

E-mail: Info@CaldwellOrkin.com

Item 2.		Code of Ethics.

	(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

	(b)	Not applicable.

	(c)	During the period covered by this report, the registrant adopted a restated Code of Ethics, a copy of which is filed as an exhibit hereto.

	(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the Code of Ethics adopted in 2(a) above were granted.

	(e)	Not applicable.

	(f)	A copy of the registrant’s Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541.

Item 3.		Audit Committee Financial Expert.

	(a)(1)	The registrant’s Board of Directors has determined that one audit committee financial expert serves on its audit committee.

	(a)(2)	James L. Underwood, an Independent Director of the registrant, is the registrant’s audit committee financial expert.

	(a)(3)	N/A

Item 4.		Principal Accountant Fees and Services.

	(a)	Audit Fees: For the registrant’s fiscal years ended April 30, 2014 and April 30, 2013, the aggregate fees billed to the registrant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $26,800 and $26,800, respectively.

	(b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2014 and April 30, 2013, aggregate fees of $0 and $0, respectively, were billed to the registrant for assurance and related services by the principal accountant for certain audit-related communications to the registrant’s audit committee. For the registrant’s fiscal years ended April 30, 2014 and April 30, 2013, the aggregate fees of $0 and $0 were billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2014 and April 30, 2013, aggregate fees of $2,600 and $2,600, respectively, were billed for professional services rendered by the principal accountant for tax services. For the registrant’s fiscal years ended April 30, 2014 and April 30, 2013, aggregate fees of $0 and $0, respectively, were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)	All Other Fees: In registrant’s fiscal years ended April 30, 2014 and April 30, 2013, the aggregate fees $ 1,200 and $1,200, respectively, were billed to registrant by the principal accountant for cursory reviews of the registrant’s October 31, 2013 and October 31, 2012 semi-annual reports, and agreed upon procedures related to review of anti-money laundering procedures (for the 2012 fiscal year only). For the registrant’s fiscal years ended April 30, 2014 and April 30, 2013, the aggregate fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for services other than the services reported in paragraph (a) through (c).

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: The registrant’s Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 100%.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees: In registrant’s fiscal years ended April 30, 2014 and April 30, 2013, the aggregate non-audit fees $ 1,200 and $1,200 were billed to the registrant by the registrant’s accountant for cursory reviews of the registrant’s October 31, 2013 and October 31, 2012 semi-annual reports and agreed upon procedures related to review of anti-money laundering procedures (for fiscal year

2012 only). In registrant’s fiscal years ended April 30, 2014 and April, 2013, the aggregate non-audit fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

	(h)	Not applicable.

Item 5.		Audit Committee of Listed Registrants.

Not applicable.

Item 6.		Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.		Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.		Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.		Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Issuers.

Not applicable.

Item 10.		Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.		Controls and Procedures.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

	(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.		Exhibits.

	(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as exhibit EX-99.CODE ETH.

	(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.CERT.

	(a)(3)	Not applicable.

	(b)	The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Caldwell & Orkin Funds, Inc.

By:	(Signature and Title)	/s/ Michael B. Orkin
Michael B. Orkin
Date:	July 3, 2014	President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	(Signature and Title)	/s/ Michael B. Orkin
Michael B. Orkin
Date:	July 3, 2014	President and Principal Executive Officer The Caldwell & Orkin Funds, Inc.

By:	(Signature and Title)	/s/ David R. Bockel, Jr.
David R. Bockel, Jr.
Date:	July 3, 2014	Treasurer and Principal Financial Officer The Caldwell & Orkin Funds, Inc.